SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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/_/ Preliminary Proxy Statement
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                          Aramex International Limited
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

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   _____________________________________________________________________________

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   _____________________________________________________________________________

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   pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/_/ Check box if any part of the fee is offset as provided by
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    the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule
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    4) Date filed: _____________________________________________________________

                          ARAMEX INTERNATIONAL LIMITED
                         2 BADR SHAKER ALSAYYAB STREET
                           UM UTHAYNA, AMMAN, JORDAN

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1998

To the Holders of the Common Stock of ARAMEX INTERNATIONAL LIMITED:

     PLEASE TAKE NOTICE that the Annual General Meeting of Shareholders of Aramex International Limited (the 'Company') will be held at 10:00 a.m. (local time), on September 17, 1998, at the Company's corporate headquarters located at 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan for the following purposes:

     1. To elect two Class 2 Directors to serve until the 2001 annual general meeting of shareholders or until their respective successors are duly elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP of Bahrain as the independent public accountants of the Company for the fiscal year ending December 31, 1998; and

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     4. To receive the financial statements of the Company for the fiscal year ending December 31, 1997.

     Only holders of the Common Stock of the Company at the close of business on August 14, 1998 will be entitled to notice of and to vote at this meeting and any adjournment or postponement thereof.

     This proxy statement and the accompanying form of proxy, together with the Company's 1997 Annual Report to Shareholders, are being mailed to shareholders on or about August 19, 1998.

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. THIS WILL INSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE PURPOSES OF CONDUCTING BUSINESS AT THE MEETING.

             By Order of the Board of Directors,



             William S. Kingson        Fadi Ghandour
             Chairman of the Board     Deputy Chairman, Chief Executive Officer,
                                       President and Assistant Secretary

                                       August 19, 1998

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----

GENERAL INFORMATION...........................................................................................   1
         Solicitation and Voting of Proxies; Revocation; Record Date..........................................   1

MATTERS SUBMITTED TO SHAREHOLDERS.............................................................................   2
         ELECTION OF DIRECTORS (Item 1 on Proxy Card).........................................................   2
                  Nominees Standing for Election..............................................................   2
                  Recommendation..............................................................................   2
         RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Item 2 on Proxy Card)...................   3
                  Recommendation..............................................................................   3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTOR NOMINEES,
         DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES......................................................   3

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY................................................   5

THE BOARD OF DIRECTORS AND ITS COMMITTEES.....................................................................   6

DIRECTOR, EXECUTIVE OFFICER AND KEY EMPLOYEE COMPENSATION.....................................................   6
                  Employment Agreements.......................................................................   7
                  Stock Options...............................................................................   8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................................................   8

SHAREHOLDER PROPOSALS.........................................................................................  10

OTHER BUSINESS................................................................................................  10

                          ARAMEX INTERNATIONAL LIMITED
                         2 BADR SHAKER ALSAYYAB STREET
                           UM UTHAYNA, AMMAN, JORDAN

                         ------------------------------

                                PROXY STATEMENT
                                      FOR
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 17, 1998

                         ------------------------------

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Aramex International Limited, a Bermuda corporation (the 'Company') to be voted at its Annual General Meeting of Shareholders which will be held at 10:00 a.m. (local time), on September 17, 1998 at the Company's corporate headquarters located at 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan, and at any postponements or adjournments thereof (the 'Annual Meeting').

     At the Annual Meeting, the Company's shareholders will be asked (i) to elect Messrs. William S. Kingson and Ayed Al-Jeaid to serve as Class 2 Directors until the 2002 annual general meeting of shareholders or until their respective successors are duly elected and qualified, (ii) to ratify the appointment of Arthur Andersen LLP of Bahrain as the Company's independent public accountants for the fiscal year ending December 31, 1998, and (iii) to take such other action as may properly come before the Annual Meeting or any adjournments thereof.

     This proxy statement and the accompanying form of proxy, together with the Company's 1997 Annual Report to Shareholders, are being mailed to shareholders on or about August 19, 1998.

                              GENERAL INFORMATION

SOLICITATION AND VOTING OF PROXIES; REVOCATION; RECORD DATE

     Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted 'FOR' the election of the nominees for director named below, 'FOR' the ratification of the Company's independent public accountants and by the proxies in their discretion on any other matters to come before the Annual Meeting.

     A shareholder may revoke a proxy at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting. Any written notice revoking the proxy should be sent to the attention of the Assistant Secretary, Aramex International Limited, 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan, (phone) 5538761, (fax) 5537451 and from the United States, (phone) 011-962-6-5538761, (fax) 011-962-6-5537451.

     Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. The Company has retained Continental Stock

Transfer and Trust Company to assist in the solicitation. In accordance with the regulations of the Securities and Exchange Commission, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated at approximately $2,500.

     Only holders of record of the Company's Common Stock, $.01 par value per share ('Common Stock'), at the close of business on August 14, 1998 (the 'Record Date') are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 4,929,688 shares of Common Stock. Each share is entitled to one vote. In order to conduct business at the Annual Meeting, a quorum must be present; that is a majority of the total number of shares of Common Stock outstanding as of the Record Date must be represented, either in person or by proxy.

                       MATTERS SUBMITTED TO SHAREHOLDERS
                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Pursuant to the Company's Bye-laws, the Board of Directors is divided into three classes and at the Annual Meeting, the shareholders shall elect a staggered Board of Directors with the terms of the three classes elected to expire per class over next three succeeding annual general meetings.

     At the Annual Meeting, the Company's shareholders will be asked to elect Messrs. William S. Kingson and Ayed Al-Jeaid to serve as Class 2 Directors until the 2001 annual general meeting of shareholders or until their respective successors are duly elected and qualified.

NOMINEES STANDING FOR ELECTION

     The following nominees are standing for election to serve as Class 2 Directors to serve until the 2001 annual general meeting of shareholders or until their respective successors are duly elected and qualified:

     William S. Kingson, 58, has been Chairman of the Board and a Class 2 Director of the Company since its incorporation in 1996 and Chairman of the Board and Director of the Company's predecessor entities since 1982. Mr. Kingson is also President of New York-based DHX Group Ltd. and Co-Chairman and President of the Pointe Group.

     Ayed Al-Jeaid, 43, has been a Class 2 Director of the Company since April 1997. Mr. Al-Jeaid is Chief Executive Officer of Makshaff Services, Ltd., a holding company for various aviation and media interests in Saudi Arabia and worldwide.

     Proxies are solicited in favor of the nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the shareholders by resolution provides for a lesser number of directors, the persons named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to elect the nominees. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the election of directors, and such broker votes will count toward the presence of a quorum.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

     The Audit Committee has recommended to the Board of Directors of the Company the selection of Arthur Andersen LLP of Bahrain as independent public accountants of the Company for the fiscal year ending December 31, 1998.

     A representative of Arthur Andersen LLP of Bahrain will be present at the meeting. The representative will be given the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP OF BAHRAIN TO BE THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock present and entitled to vote on this item at the Annual Meeting is required to ratify the selection. In determining whether this item has received the requisite number of affirmative votes, abstentions will not be counted and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum. Brokers who hold shares in street name have the authority to vote on certain routine matters on which they have not received instruction from the beneficial holders of such shares. Brokers holding shares in street name, who do not receive instruction, are entitled to vote on the ratification of the independent public accountants, and such broker votes will count toward the presence of a quorum.

                         SECURITY OWNERSHIP OF CERTAIN
                     BENEFICIAL OWNERS, DIRECTOR NOMINEES,
                DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

     The following table sets forth information, to the best of the Company's knowledge, with respect to the Company's Common Stock, (i) the ownership of Common Stock by each director of the Company, (ii) the ownership of Common Stock by all persons who beneficially own 5% or more of the Company's Common Stock, together with the address of such persons and (iii) the ownership of Common Stock by all current directors, executive officers and key employees of the Company as a group. Except as otherwise provided in the footnotes to the table, the beneficial owners (defined below) have sole voting and investment power as to all securities. The percentage of shares outstanding is based on the Company's shares of Common Stock outstanding as of the Record Date.

     As used in the table below 'beneficial ownership' means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed to have 'beneficial ownership' of any security that such person has a right to acquire within 60 days of the date of this proxy statement. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

                                                                                  PERCENTAGE OF
                                                             NUMBER OF SHARES      TOTAL VOTING
 NAME                                                       BENEFICIALLY OWNED        SHARES
 William S. Kingson*                                             1,341,500(1)           26.7%
 Chairman of the Board and Director
 Fadi Ghandour*                                                  1,342,500(2)           26.7%
 Deputy Chairman, Chief Executive Officer,
 President, Assistant Secretary and Director
 Rula Ghandour*                                                  1,342,500(3)           26.7%
 Director
 Roy Liljebeck                                                           0                --
 Director
 Ayed Al-Jeaid                                                           0                --
 Director
 Airborne Freight Corporation*                                     304,688               6.2%
 3101 Western Avenue
 Seattle, Washington 98121
 All directors, executive officers and key employees             2,720,550(2)           53.0%
 as a group (13 persons)(1)(2)(3)

* Persons designated have entered into a Shareholders Agreement which provides for certain restrictions on transfer and other rights as described below in 'Certain Relationships and Related Transactions.'

(1) Includes shares issuable upon currently exercisable incentive stock options to purchase 100,000 shares of Common Stock at an exercise price of $7.70, which expire 50 percent in January 2002 and 50 percent in July 2002. Mr. Kingson's address is c/o Suite 451, 866 United Nations Plaza, New York, New York 10017.

(2) Includes shares issuable upon currently exercisable nonqualified stock options to purchase 100,000 shares of Common Stock at an exercise price of $7.00, which expire 50 percent in January 2007 and 50 percent in July 2007. In addition, of the reported shares, the amount reported includes 618,750 shares of Common Stock owned directly by Ms. Rula Ghandour. Ms. Ghandour is the spouse of Mr. Ghandour, and as such, the shares held directly by Ms. Ghandour may be deemed beneficially owned by Mr. Ghandour. Mr. Ghandour's address is in care of the Company at 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan.

(3) Of the reported shares, the amount reported includes 623,750 shares of Common Stock owned directly by Mr. Fadi Ghandour, as well as nonqualified stock options to purchase 100,000 shares of Common Stock held directly by Mr. Ghandour. Mr. Ghandour is the spouse of Ms. Ghandour, and as such, the shares and options held directly by Mr. Ghandour may be deemed beneficially owned by Ms. Ghandour. Ms. Ghandour's address is in care of the Company at 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan.

                      DIRECTORS AND EXECUTIVE OFFICERS AND
                          KEY EMPLOYEES OF THE COMPANY

     William S. Kingson, 58, has been Chairman of the Board and a Class 2 Director of the Company since its incorporation in 1996 and Chairman of the Board and Director of the Company's predecessor entities since 1982. Mr. Kingson is also President of New York-based DHX Group Ltd. and Co-Chairman and President of the Pointe Group.

     Fadi Ghandour, 39, has been Deputy Chairman, Chief Executive Officer, President, Assistant Secretary and a Class 3 Director of the Company since its incorporation in 1996 and Chief Executive Officer, President and Director of the Company's predecessor entities since 1982.

     Rula Ghandour, 39, has been a Class 1 Director of the Company since its incorporation in 1996 and a Director of the Company's predecessor entities since 1982. Ms. Ghandour has been a principal and manager of Silsal, a Jordan-based pottery company, for over five years.

     Roy Liljebeck, 60, has been a Class 1 Director of the Company since April 1997. Mr. Liljebeck is Executive Vice President and Chief Financial Officer of Airborne Freight Corporation, having held various management positions with that organization since he joined in 1967.

     Ayed Al-Jeaid, 43, has been a Class 2 Director of the Company since April 1997. Mr. Al-Jeaid is Chief Executive Officer of Makshaff Services, Ltd., a holding company for various aviation and media interests in Saudi Arabia and worldwide.

     Hazem Malhas, 38, has been Chief Operating Officer since December 1996. Mr. Malhas served as Vice President and Chief Operating Officer--Express Division of the Company and its predecessor entities from 1993 until December 1996. Mr. Malhas joined the Company in 1986. From 1987 to 1993 he served as Vice President-Operation and Planning, and from 1986 to 1987 he held various management positions for the Company's Jordan operations.

     Safwan Tannir, 49, has been Senior Vice President--Gulf and Indian Subcontinent since December 1996. Ms. Tannir served as Vice President and Chief Operating Officer-Freight Division of the Company and its predecessor entities from 1986 until December 1996.

     Camille Tam Nasrallah, 52, has been Vice President--Corporate Affairs of the Company and its predecessor entities since 1988.

     Emad Shishtawi, 40, has been the Vice President--Finance since December 1996. Mr. Shishtawi served as Accounting and Finance Manager of the Company and its predecessor entities since 1984.

     Basem Malhas, 36, has been the Vice President--Information Technolocy since December 1997. Mr. Malhas served as General Manager of Information from 1992 until 1997 and Jr. Manager from 1989 until 1992.

     Iyad Kamal, 30, has been the Quality Assistant Manager since 1995. Mr. Kamal served as the OEC Coordinator stationed in Jordan from 1992 to 1995.

     Bashar Obeid, 26, has been the Group Financial Controller since January 1998. Mr. Obeid started his career with the Company in 1993 as an Acccountant and was later promoted to Financial Controller.

     Yousef Ghandour, 49, has served as Managing Director of the Company's Middle East Direct/Shop the World Catalog Centers ('MED') responsible for the MED's implementation and growth strategy since 1994.

     Except for Mr. Fadi Ghandour and Ms. Rula Ghandour, who are husband and wife, and Mr. Yousef Ghandour, who is Mr. Fadi Ghandour's uncle, there are no family relationships, among directors and executive officers of the Company.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors is composed of five members: Messrs. William S. Kingson, Fadi Ghandour, Roy Liljebeck and Ayed Al-Jeaid and Ms. Rula Ghandour.

     The following are the current members and functions of the standing committees of the Board of Directors:

Executive Committee. The Executive Committee is authorized and empowered to exercise all the powers of the Board of Directors between meetings of the Board of Directors. In addition, the Executive Committee shall have such other responsibilities as the Board of Directors may assign from time to time. The Executive Committee is composed of Messrs. Kingson (Chairman) and Ghandour.

Audit Committee. The Audit Committee is authorized to engage the Company's independent public accountants and review with such public accountants (i) the scope and timing of their audit services and any other services they are asked to perform, (ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee shall have such other responsibilities as the Board of Directors may assign from time to time. The Audit Committee is composed of Messrs. Kingson (Chairman), Ghandour, Liljebeck and Al-Jeaid.

Executive Compensation Committee. The Executive Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers; provided that all actions of the Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. In addition, the Executive Compensation Committee shall have such other responsibilities as the Board of Directors may assign from time to time. The Executive Compensation Committee is composed of Messrs. Kingson (Chairman), Ghandour, Liljebeck and Al-Jeaid.

           DIRECTOR, EXECUTIVE OFFICER AND KEY EMPLOYEE COMPENSATION

     Directors of the Company currently do not receive any additional remuneration for services rendered as members of the Board of Directors. All directors are reimbursed for reasonable expenses incurred in connection with their services rendered as directors.

     During 1997, Mr. Kingson, Chairman of the Board, received no annual compensation and Mr. Fadi Ghandour, Deputy Chairman, Chief Executive Officer and President of the Company received annual compensation of $115,000. The aggregate compensation paid or accrued by the Company and its subsidiaries to all directors, officers and key employees of the Company who held office at any time during the fiscal year ended December 31, 1997 (13 persons) was $626,500. No executive officers are entitled to any pension, retirement or similar benefits from the Company.

     In addition, certain directors and executive officers of the Company earn compensation through entities which provide services to the Company (See 'Certain Relationships and Related Transactions').

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                                   ANNUAL           COMPENSATION
                                                                                COMPENSATION    ---------------------
                                                                                ------------    SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                                                        SALARY              OPTIONS
---------------------------                                                     ------------    ---------------------
Fadi Ghandour
  President, Deputy Chairman, Chief Executive Officer and Assistant
  Secretary..................................................................     $115,000             100,000
All Directors, Officers and Key Employees as a Group (13 persons)............     $626,500             300,000

             OPTION GRANTS DURING THE YEAR ENDED DECEMBER 31, 1997

                                                                                               POTENTIAL REALIZABLE VALUE
                                                                                                 AT ASSUMED ANNUAL RATES
                              NUMBER OF      % OF TOTAL                                              OF STOCK PRICE
                              SECURITIES      OPTIONS                                               APPRECIATION FOR
                              UNDERLYING     GRANTED TO                                                OPTION TERM
                               OPTIONS      EMPLOYEES IN                      EXPIRATION    ---------------------------------
NAME                           GRANTED      FISCAL YEAR     EXERCISE PRICE       DATE             5%                10%
---------------------------   ----------    ------------    --------------    ----------    --------------    ---------------
William S. Kingson.........     100,000        33.33%           $ 7.70          01/13/02       $123,396         $   357,357
Fadi Ghandour..............     100,000        33.33%           $ 7.00          01/13/07       $440,223         $ 1,115,618

     AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 31, 1997
                           AND YEAR END OPTION VALUES

                                                              NUMBER OF SHARES OF COMMON
                                                                        STOCK                    VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                      OPTIONS AT               OPTIONS AT DECEMBER 31,
                                                                  DECEMBER 31, 1997                    1997(1)
                                                             ----------------------------    ----------------------------
NAME                                                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------------------------------------   -----------    -------------    -----------    -------------
William S. Kingson........................................     100,000            0           $  730,000        $0.00
Fadi Ghandour.............................................     100,000            0           $  800,000        $0.00

------------------
(1) Represents the fair market value of the shares of Common Stock underlying the options as of December 31, 1997, less the exercise price of the options.

EMPLOYMENT AGREEMENTS

     In January 1997, the Company and Mr. Kingson entered into a two-year employment agreement providing for his employment as the Company's Chairman of the Board at an initial salary of $85,000. At the same time, Mr. Ghandour entered into a two-year employment agreement providing for his employment as the Company's President and Chief Executive Officer at a base salary of $115,000. Each of the employment agreements provide that in the event of termination: (i) as a result of a major event (defined to include, but not limited to, a change of control whereby 'any person' (other than persons who beneficially own more than 30% of the capital stock of the Company on a fully diluted and as converted basis on the date thereof) becomes the 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the Company's outstanding capital stock on a fully diluted and on a converted basis at such time, the liquidation, dissolution or sale of all or substantially all of the Company's assets), without cause or by Mr. Kingson or Mr. Ghandour for good reason (defined to include, but not limited to, a reduction in base salary, a relocation of the Company's principal executive offices and any material breach by the Company of any material provision in such employment agreements), or by Mr. Kingson or Mr. Ghandour for cause,

Mr. Kingson or Mr. Ghandour, as the case may be, will receive a lump sum severance allowance in an amount equal to 3.0 times his then annual salary; (ii) as a result of the disability or incapacity of Mr. Kingson or Mr. Ghandour, Mr. Kingson or Mr. Ghandour, as the case may be, will be entitled to receive 60% of his salary during the two years following the termination notice; and (iii) as a result of the death of Mr. Kingson or Mr. Ghandour, Mr. Kingson of Mr. Ghandour (or their respective estates), as the case may be, will be entitled to receive a lump sum payment equal to his then annual base salary. Each agreement includes a one-year non-compete covenant commencing on the termination of employment.

STOCK OPTIONS

     On December 19, 1996, the Board of Directors of the Company established the Aramex International Limited Stock Option Plan (the 'Plan') for employees and consultants of the Company and its subsidiaries and for nonemployee members of the Board of Directors of the Company. The Plan permits the granting of both incentive stock options and nonqualified stock options. A total of 400,000 shares of Common Stock were authorized for issuance under the Plan.

     The Plan is administered by a committee of nonemployee members of the Board of Directors (the 'Committee'). Subject to the terms of the Plan, the Committee has the sole discretion to determine the persons to whom options will be granted and the terms and conditions of such options. However, the option price can not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant. In the case of an incentive stock option recipient possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the option price shall not be less than 10% of the fair market value of the Company's Common Stock on the date of the grant. No options were granted in 1996.

     On January 13, 1997, Mr. Fadi Ghandour was granted nonqualified options to purchase 100,000 shares of Common Stock at an option price of $7.00 per share. The options are exercisable for a period of ten years from the date of vesting. Fifty percent of these options vested on January 13, 1997 and the other fifty percent vested on July 13, 1997. On January 13, 1997, Mr. William S. Kingson was granted incentive stock options to purchase 100,000 shares of Common Stock at an option price of $7.70 per share. The options are exercisable for a period of five years from the date of vesting. Fifty percent of these options vested on January 13, 1997 and the other fifty percent vested on July 13, 1997. Also on January 13, 1997, stock options to purchase an aggregate of 100,000 shares of Common Stock at an exercise price equal to $7.00 per share were granted to 139 persons, including the Company's executive officers (other than Messrs. Kingson and Ghandour), employees and consultants. These options will vest over a five-year period on the basis of one-quarter each year following the first anniversary of the grant of such options. (Of these options, options to purchase 25,000 shares of Common Stock were granted to executive officers of the Company, excluding Messrs. Kingson and Ghandour.)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As part of the 1996 corporate reorganization (the 'Reorganization') that resulted in the Company becoming the successor to Aramex Hong Kong, on December 13, 1996 the Company subscribed for 100 Ordinary Shares of Aramex Hong Kong and each share of Aramex Hong Kong outstanding prior to such subscription was converted by a special resolution of the shareholders of Aramex Hong Kong into non-voting deferred shares (the 'Deferred Shares'). The Deferred Shares do not carry voting rights (other than with respect to resolutions affecting their class rights) and are effectively subordinated to the Ordinary Shares (all of which are held by the Company) in respect of all dividends, distributions and liquidation rights until such as the holders of Ordinary Shares have received $100 billion. Messrs. Kingson and Ghandour, Ms. Ghandour and Airborne Freight Corporation in their capacity as Shareholders and Aramex Hong Kong retain a nominal interest in Aramex Hong Kong through their ownership of the Deferred Shares.

     On October 21, 1996, Aramex Hong Kong sold 195 shares of Common Stock to the Airborne Freight Corporation ('Airborne') for an aggregate purchase price of $2,000,000 (the 'Airborne Stock Purchase'). After the Reorganization became effective, such shares were converted into 304,688 shares of Common Stock of the Company. In connection with the Airborne Stock Purchase, Mr. William S. Kingson, Mr. Fadi Ghandour, Ms. Rula Ghandour and Airborne entered into a Shareholders Agreement, as amended on December 11, 1996 and December 12, 1996, which, among other things, provides that in the event the Company transfers any shares of Common Stock to certain listed competitors to Airborne or any other company primarily engaged in air, freight or in express shipments, Airborne has the right to sell all of its shares of Common Stock to the Company on the same terms and conditions as the sale to such other company. In the event that Messrs. Kingson and Ghandour and/or Ms. Rula Ghandour transfer any shares of Common Stock to certain listed competitors to Airborne or any other company primarily engaged in the transportation of air freight or air express shipments, it shall be a condition of such transfer that Airborne shall be offered the right to sell to such competitor all of its shares of Common Stock on the same terms and conditions as the sale by Messrs. Kingson and Ghandour and/or Ms. Rula Ghandour. 'Transfer' is defined to mean the direct or indirect, through intermediaries or otherwise, sale, transfer, distribution, assignment, bequest, pledge, hypothecation, encumbrance, grant of security interest in, or grant, issuance, sale or conveyance of any option, warrant or right to acquire, grant of a proxy to vote, or other disposition of shares of Common Stock of the Company and is defined to exclude a sale on the open market or the Transfer of shares by the Company in connection with a strategic acquisition or similar transaction where the Company (directly or through one or more subsidiaries) is the acquiring party. In connection with the Airborne Stock Purchase, Airborne was granted certain 'piggyback' registration rights relating to their shares of Common Stock. In addition, under the terms of the Airborne Stock Purchase, Airborne shall be entitled to appoint one director to the Company's Board of Directors. On April 23, 1997, Mr. Roy Liljebeck was designated by Airborne to be its Board designee.

     MED was organized under the laws of the Isle of Jersey in 1996. Of the 100 shares of MED currently outstanding, the Company owns 80 shares (5 of which shares were acquired in connection with the Company's initial public offering from Mr. Hazem Malhas, the Company's Chief Operating Officer, for nominal consideration) and Mr. Yousef Ghandour owns 20 shares. Mr. Yousef Ghandour is Mr. Fadi Ghandour's uncle.

     The Company leases the premises currently occupied by the Company's London operations from Mr. Ali Ghandour, the father of Mr. Fadi Ghandour, at an annual rental of $88,000. The lease renews annually. The Company believes that the terms of the lease are at least as favorable to the Company as those available from unaffiliated third parties.

     The Company leases the premises currently occupied by the Company's corporate offices in Amman, Jordan, from ARAM, an investment company controlled by the Ghandour family at an annual rental of $106,000, effective January 1, 1998. The lease renews annually. The Company believes the terms and the lease are at least as favorable to the Company as those available from unaffiliated third parties. The Company is considering the familiarization of this facility.

     In 1997, Mr. Fadi Ghandour personally guaranteed bank overdrafts in Jordan in the aggregate amount of $205,000.

     Ms. Asmahan Abboud, the sister of Fadi Ghandour, is, with her husband, a 50% shareholder in two of the Company's Lebanese subsidiaries. In addition, Ms. Abboud and her husband own 25% of the outstanding capital stock and the Company's Lebanese MED subsidiary. Ms. Abboud's interest in the capital and retained earnings of the Company's Lebanese subsidiaries was $170,364 for 1997 and $227,828 for 1996. Ms. Abboud and her husband's aggregate salary from those operations was $96,512 for 1997 and $96,512 for 1996. Ms. Abboud and her husband received withdrawals from these operations of $80,400 in 1997 and $51,155 in 1996.

     The Company has entered into nominee shareholder agreements with Mr. Fadi Ghandour and Ms. Raghida Ghandour, the sister of Mr. Ghandour, the owners of 78% an 22% of the share capital of Arab American International Express Company (Aramex) Limited, the entity through which the Company conducts its Jordanian operations. Mr. Ghandour and Ms. Ghandour have held their shares in Arab American International Express Company (Aramex) Limited as nominees for the Company since inception of its operations on April 3, 1982. However, in January 1995, the Company formalized the arrangement with Mr. Ghandour and Ms. Ghandour pursuant to nominee shareholder agreements which have been subsequently amended in connection with the Reorganization. Pursuant to such agreements, Mr. and Ms. Ghandour confirmed that they are holding their respective shares in the name of the Company and that they will abide by any written instructions given by the Company concerning the shares. The Company agreed that they will reimburse and indemnify Mr. and Ms. Ghandour for all expenses incurred in acquiring and holding the shares. Arab American International Express Company (Aramex) Limited has been included in the consolidated financial statements of the Company as a wholly-owned subsidiary for all periods presented herein.

     Except for Mr. Fadi Ghandour and Ms. Rula Ghandour, who are husband and wife, and Mr. Yousef Ghandour, who is Mr. Ghandour's uncle, there are no family relationships, among directors and executive officers of the Company.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by June 30, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters to come before the Annual Meeting. If any other matter should come before the meeting, the persons named in the enclosed proxy intend to vote the proxy according to their best judgment.

                          ARAMEX INTERNATIONAL LIMITED
                     PROXY SOLICITED BY THE BOARD DIRECTORS

   The undersigned, hereby appoints William S. Kingson, Chairman of the Board of Directors of Aramex International Limited, a Bermuda corporation (the 'Company'), and Fadi Ghandour, Deputy Chairman, Chief Executive Officer and President of the Company, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $.01 par value per share, of the Company that the undersigned is entitled to vote at the 1998 Annual General Meeting of Shareholders of the Company, to be held on September 17, 1998, at 10:00 a.m. (local time), at the Company's corporate headquarters located at 2 Badr Shaker Alsayyab Street, Um Uthayna, Amman, Jordan, and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

   ITEM 1. Approve election of Class 2 Director Nominees: William S. Kingson and Ayed Al-Jeaid.

   ITEM 2. Ratify appointment of Arthur Andersen LLP of Bahrain as the independent public accountants of the Company for the fiscal year ending December 31, 1998.

   ITEM 3.  Such other matters as may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2: Please mark your votes as in this example /x/.

 1. ELECTION OF CLASS 2 DIRECTORS:

   William S. Kingson     / / FOR              / / AGAINST           / / ABSTAIN

   Ayed Al-Jeaid          / / FOR              / / AGAINST           / / ABSTAIN

--------------------------------------------------------------------------------

2. To ratify the appointment of Arthur Andersen LLP of Bahrain as the independent public accountants of the Company for the fiscal year ending December 31, 1998.

             / / FOR             / / AGAINST             / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                             This proxy will be voted as
                                             directed. Unless otherwise
                                             directed, this Proxy will be voted
                                             for Proposals 1 and 2.
                                             Dated: ______________________, 1998
                                             ___________________________________
                                                    Shareholder sign here
                                             ___________________________________
                                                     Co-owner sign here

                                             NOTE: Please sign exactly as the
                                             name appears on this card. When
                                             shares are held by joint tenants,
                                             both should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.